ICON Natural Resources Fund

Supplement dated August 18, 2016 to the

Prospectus and Statement of Additional Information dated January 22, 2016

This supplement amends the Prospectus and Statement of Additional Information (the “SAI”) of the ICON Natural Resources Fund dated January 22, 2016.

On page 28 of the Prospectus, delete the following: “The Fund will invest at least 25% in the Materials sector (as determined by the Global Industry Classification Standard (“GICS”)), and the Fund will not invest 25% or more in any other sector as determined GICS [sic], calculated at time of purchase.”

On page 5 of the Statement of Additional information, delete the sentence

The Sector Funds will not change their strategies of normally investing at least 80% of a Fund’s net assets, plus any borrowings for investment purposes, in equity securities of companies in a particular sector without providing Sector Fund shareholders at least 60 days’ advance notice.

and replace it with the following:

The Sector Funds will not change their strategies of normally investing at least 80% of a Fund’s net assets, plus any borrowings for investment purposes, in equity securities of companies in particular sectors without providing Sector Fund shareholders at least 60 days’ advance notice.